Exhibit 99.1

 Corporate Presentation  January 2018  ®

   Disclaimer  This presentation and any statements of representatives of Edge related thereto that are not historical in nature (including but not limited to upcoming milestones) contain, or may contain, among other things, certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, without limitation, statements with respect to Edge's plans, objectives, projections, expectations and intentions and other statements identified by words such as "projects," "may," "will," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans," "potential" or similar expressions. These statements are based upon the current beliefs and expectations of Edge's management and are subject to significant risks and uncertainties. Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various risk factors (many of which are beyond Edge's control) as described under the heading "Risk Factors" in Edge's filings with the United States Securities and Exchange Commission.        01

   Business development opportunities consistent with strategic focus  Success of lead asset EG-1962 in aneurysmal subarachnoid hemorrhage (aSAH) via EVD  Market expansion opportunities for EG-1962  Other routes of administration of EG-1962 for aSAH (Cisternal, Lumbar)  Other indications in SAH (e.g. Non-aneurysmal, acute DCI, traumatic SAH)  Other indications outside of SAH  Proprietary PRECISA™ technology: Platform to develop future products  Strong balance sheet    Strategy To Maximize Long-Term Value                  02  Ongoing Phase 3 study supported by positive Phase 2 data

Product Development Pipeline

EDGE Therapeutics, Inc.

Current Pipeline	Product Candidate	Formulation Development	IND Enabling	Phase 1	Phase 2	Phase 3
Aneurysmal Subarachnoid Hemorrhage						
Intraventricular (EVD) Delivery	EG-1962					
Intracisternal Administration	EG-1962					
Lumbar Administration	EG-1962					
Chronic Subdural Hematoma	EG-1964					
Atrial Fibrillation	EG-1965					

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Recent and Expected Key Milestones

1H'17

- ✓ Received pediatric waiver from EMA for EG-1962
- ✓ Initiated study of EG-1962 cisternal delivery
- ✓ Secured $18M from RDO

2H'17

- ✓ Entered into commercial supply agreement for EG-1962
- ✓ Initiated EG-1962 lumbar PK animal study
- ✓ NEWTON 2 futility analysis in 4Q'17
- ✓ EG-1962 health economic data
- ✓ EG-1962 cisternal PK data update

1H'18

NEWTON 2 interim analysis in early 2018

2H'18

NEWTON 2 full top-line data in late 2018

Submit IND for second PRECISA product in 2018

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Aneurysmal Subarachnoid Hemorrhage (aSAH)

- SAH (bleeding into subarachnoid space in the brain) is life-threatening with limited treatment options
  - Aneurysmal SAH (aSAH), most severe form of SAH, is caused by a ruptured brain aneurysm
- Patient demographics
  - 85-90% of patients make it alive to the hospital
  - 83% of poorer grade patients (WFNS grades 2-4 with GOSE <6) die or suffer permanent brain damage within 90 days
  - Avg. age of aSAH patient = 52
- Delayed cerebral ischemia (DCI) occurs days after SAH / aSAH; causes brain tissue death and is associated with poor patient outcomes



SAH Patients Annually
~600,000 Worldwide
~100,000 North America, EU, Japan
SAH U.S. Population
~35,000 patients
aSAH U.S. Population*
~20,000 patients
EG-1962 Initial Patient Opportunity
~50%
EG-1962 Market Expansion Opportunity
~50%

* Admitted Inpatients using 2013 National Inpatient Sample data.

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Current Management of aSAH

Stabilize	Secure	Prevent	Recovery	
Aneurysm Rupture External Ventricular Drain (EVD)	Surgical / Endovascular Aneurysm Repair	Universal administration of oral nimodipine (Class 1, Level A)	ICU Management (Watch & Wait)	Discharge to: In/Out Patient, Rehab, Skilled Nursing Home, Physical/Occupational Therapy

Nimodipine (L-type Ca channel antagonist) is standard of care (SoC) to prevent DCI and improve outcomes, but prognosis is poor and complications are serious

- \+ Reduce delayed ischemia / improve patient outcomes
- \+ Standard of care in U.S., Europe, Asia (excl. Japan)
- \+ Treats multiple deleterious effects of calcium influx after aSAH

- − Only 17% of poorer grade patients (WFNS grades 2-4 with GOSE >6) return to favorable or normal status - **sub-optimal nimodipine in the brain**
- − Treatment limiting side effects; **systemic hypotension in up to 50%**
- − **Short half life** (45-minutes) requires heavy nursing burden; 2 pills every 4 hours x 21 days

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 EG-1962  Differentiation and Existing Data  ®

 EG-1962 provides sustained high drug exposure directly at the site of brain injury  Ongoing Phase 3 study for aSAH (EVD)  Positive Phase 2 (EVD) and preclinical results  Potential for significant health economic impact              Multiple Routes of Administration(EVD, Cisternal, Lumbar)  EG-1962        EG-1962: Potential to Significantly Improve Outcomes, Safety and Convenience    07  Delivers 100 to 1,000 times the concentration of nimodipine directly to the brain with sustained delivery over at least 21 days vs. current standard of care oral nimodipine  Has the potential to transform the management of aSAH and improve patient outcomes  Unable to get similar EG-1962 type concentrations of nimodipine into the brain with oral nimodipine without causing dose-limiting, potentially serious hypotension

         Maximum feasible dose identified (primary endpoint)  800 mg   Positive safety and tolerability observed (secondary endpoint)  NEWTON Study – Key Highlights        08  Phase 1/2, international, multi-center, randomized, controlled, open-label study  All patients tolerated administration   73 patients completed (6 cohorts): 55 EG-1962, 18 oral nimodipine    PK characterized up to 800 mg dose (secondary endpoint)    Exploratory endpoints all favorable towards EG-1962

       EG-1962 achieved steady state sustained release of nimodipine  100x-1,000x higher nimodipine concentrations in CSF vs. oral nimodipine  Pharmacokinetic Data Supports Clinical Benefit of EG-1962        09

       Steady-state plasma concentration measured in EG-1962-treated patients was below 30 ng/ml, the level observed to cause systemic hypotension with oral nimodipine  (n=0/54)  0.0%  Hypotension  16.7%  (n=3/18)  EG-1962 Was Not Observed To Increase Risk of Hypotension    EG-1962  Oral Nimodipine    10

 Glasgow Outcome Scale (GOSE)    Unfavorable Outcome  Favorable Outcome    1    2    6    3    4    5    7    8  Dead  Vegetative State  Lower Severe Disability  Upper Severe Disability  Lower Moderate Disability  Upper Moderate Disability  Lower Good Recovery  Upper Good Recovery        EG-1962 Cohorts 1-5(n=46)    59%  Oral nimodipine(n=18)    28%  >2x  HistoricalData    17%    28%    6%  ~5x    <1%  EG-1962 Cohorts 1-5(n=46)  HistoricalData  Oral nimodipine(n=18)  NEWTON Study Suggested EG-1962 Potential to Improve Patient Outcomes          Favorable Outcome (GOSE 6-8)  GOSE 8    11

             (n=13/45)  (n=11/18)  29%  61%      (n=6/45)  (n=6/18)  13%  33%      (n=11/45)  (n=10/18)  24%  56%  EG-1962  Oral nimodipine      Median    (n=45)  (n=18)  Median  22.5  13.5    (n=45)  (n=18)  10  12  14  16  18  20  22  24  26  28  17  25    12  VasospasmReduced by 52%  DCIReduced by 61%  Rescue Therapy Reduced by 57%  ICU Length of Stay (LoS)  Reduced by 3.5 days (20%)  Hospital LoS   Reduced by 2.5 days (10%)  Additional Data from NEWTON Study Provides Further Rationale for Premium Pricing

NEWTON 2 Phase 3 Study Replicates Major Elements of Phase 2 Protocol

EDGE Therapeutics, Inc.

Comparing safety and efficacy of EG-1962 versus oral nimodipine

Study Design	• ~75 centers (North America, EU, Australasia) • 1 to 1 randomization; double-blind/double-dummy • Stratified by WFNS, Region

Study Sample Size (n = 374)	• Full study analysis at 374 patients
	  • Futility analysis at 150 patients
	  • Interim analysis at 210 patients

Primary Endpoints	• Neurological outcome measured at 90 days after aSAH using GOSE
Secondary & Health Economic Endpoints	• Safety profile of EG-1962 compared to oral nimodipine • Cognitive assessment using the Montreal Cognitive Assessment (MoCA) • ICU and hospital LoS; discharge disposition • Use of rescue therapy

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       Randomized, controlled, multi-center study  600 mg single injection  Potential Market Expansion Opportunity        14  n=3  Phase 1/2 Cisternal Study  12 patients (3-1 randomization, EG-1962 vs oral nimodipine)    Pharmacokinetics and safety study    Key findings from interim data:    EG-1962 cisternal delivery achieved steady state concentrations over 14-day period    Css levels were below plasma nimodipine levels associated with hypotension

 Market Access andCommercial Strategy  ®

         Average charge per aSAH patient is >$300,000 and >$400,000 with EVD, excluding physician fees*  Physician related fees  ICU and hospital stay  Rescue therapy to treat delayed cerebral ischemia and vasospasm  Mechanical ventilation  Securing aneurysm (clip / coil)  Primary drivers for charges+:   aSAH Among Most Expensive Diseases Treated in U.S. Hospitals  * Company analysis of NIPS claims data+ Company analysis of Premier database        15

       16  Reimbursement Overview for Hospital Care and aSAH  Medicare(DRG)  Fixed Rate(DRG/Per Diem)  % Charges  Fixed Rate(Capitation)  Additional Payment Mechanisms:Stop-loss | Carve-out  Note: In certain situations, contracts may preclude pharmacy charges from qualifying a case for payment under the stop-loss clause  Commercial Payer  Government Payer    Additional Payment Mechanisms:Outlier | New Technology Add-on (NTAP)        Mechanisms in place to support hospital payments for sickest patients and new innovations  aSAH high volume hospitals are large teaching or academic centers, which typically have greater leverage in negotiating stop-loss coverage and carve-outs

       17    Product  Indication  Company  Advancement to existing standard of care establishing new price to value potential  Kymriah™ (tisagenlecleucel)  B-cell precursor acute lymphoblastic leukemia (ALL) that is refractory or in second or later relapse  Novartis  Premium pricing and NTAP reimbursement  Defitelio® (defibrotide sodium)  Hepatic veno-occlusive disease (VOD)  Jazz    Virazole (ribavirin for inhalation solution)  Severe lower respiratory tract infections due to respiratory syncytial virus  Valeant    Voraxaze® (glucarpidase)  Reduce toxic plasma methotrexate levels  BTG  Platform based pharmaceutical optimization  Vyxeos™ (daunorubicin and cytarabine)   High Risk Acute myeloid leukemia (AML)  Jazz    Innovative Drugs Exist in the Hospital System

Independent Research: EG-1962 Pricing Flexibility and Access Supported by Payers Based on 10-15% Improvement vs. Standard of Care*

EDGE Therapeutics, Inc.

Perception of Orphan, Acute Care Product by Price Point



$150,000
$133,000
$68,000
$25,000
Payer Provider
National
Regional
National
National

"I have absolutely no doubt it would be accepted on formulary. There may be reasons to limit it to certain specialists, given that there is that intraventricular administration."

-National Payer

"the hospital decides whether or not they're going to use it and then they just have to fight with us regarding how we're going to pay for it."

-Regional Payer

- Most payer respondents were emphatic that EG-1962 management should be left to hospitals
- Several responded that EG-1962 would be covered regardless of price point
- The Payer/Provider interviewed would require a review based on health outcomes; however, they believed that EG-1962 was an improvement over oral nimodipine, and should be covered at all tested price points

"Good Value" / Not A Hurdle To Inclusion

"Expensive" / Would Prompt Discussion

"Very Expensive" / Would Prompt Significant Discussion / Re-review

"Too Expensive" / Would Not Add To Formulary

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* Edge internal market research.

Commercial Strategy

North America:

Small, targeted sales force of ~35 representatives



~300 hospitals account for 90% of all aSAH patients



Europe:

Similar-sized sales force to NA

Drivers for rapid adoption (U.S. launch):

- ✔ Strong relationships with key hospital decision makers
- ✔ EG-1962 administration does not materially change current physician behavior / treatment protocol
- ✔ Pharmacoeconomic benefit: preventing DCI saves hospitals and managed care organizations substantial costs, plus outpatient rehab / nursing home costs

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       Four-Layered Approach to Maintain Barrier-to-Entry  4 issued U.S. patents (including composition of matter to 2033), 32 issued foreign patents and more than 50 U.S. and foreign pending patent applications  Intellectual Property  Manufacturing know-how & trade secrets  Precisa development platform  Ability to prove bioequivalence  Potentially difficult for competitors to prove bioequivalence (i.e., human trial required)          20  Potentially eligible for 7 years of U.S. marketing exclusivity  Orphan Drug Designation

Precisa™ Development Platform

EDGE Therapeutics, Inc.

Proprietary, programmable, biodegradable polymer-based development platform

Identify unmet clinical condition

Define product profile
- Identify therapeutic
- Engineer polymer
- Physical / chemical properties

Program release profile
- Specific blend of polymers
- Initial release profile
- Sustained release profile

Optimize product

Targeted Delivery

Controlled & Sustained Release

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         EG-1962 Summary  Pharmacokinetic rationale  Improved outcomes vs nimodipine without off-target side effects in Phase 2 study; supports premium pricing rationale  De-risked path to market  High Barriers to Entry            22  Pivotal phase 3 design replicates key elements of phase 2 protocol  505(b)(2) regulatory pathway allows for reduced development burden  Orphan designation – potentially eligible for 7 years of U.S. marketing exclusivity  Composition of matter patent in U.S. to 2033

 Questions?

         Unfavorable Outcome  Favorable Outcome    1    2    6    3    4    5    7    8  Dead  Vegetative State  Lower Severe Disability  Upper Severe Disability  Lower Moderate Disability  Upper Moderate Disability  Lower Good Recovery  Upper Good Recovery  EG-1962: Favorable Outcomes in NEWTON Study by Cohort    23  56% (n=5)  78% (n=7)  67% (n=6)  40% (n=4)  56% (n=5)  Cohort 1 (100 mg; n=9)  Oral nimodipine(n=18)  Cohort 2(200 mg; n=9)  Cohort 3(400 mg;n=9)  Cohort 4(600 mg; n=10)  Cohort 5(800 mg; n=9)  EG-1962   Active Control  (n=5)  28%  HistoricalData  17%  Favorable Outcome

       EG-1962: Clinical Benefit Observed Across Disease Severities    24  Overall: Over 2x improvement in favorable outcome rate  WFNS 2 = Over 2x improvement in favorable outcome rate  WFNS 4 = Nearly 2x improvement in favorable outcome rate

Negotiation Leverage for Carve Outs and Stop Loss Coverage

MORE NEGOTIATION LEVERAGE TO THE HOSPITAL

- Sole provider in geography / rural geography
- Provider of specialized services (i.e. children's hospital, trauma centers)
- Large teaching or academic center

Now, for example, Children's Hospital may be a level one or two trauma center." -**National Payer**

MORE NEGOTIATION LEVERAGE TO THE PAYER

- Payer represents a large book of business to the hospital
- Hospital located in an urban locale (proxy for more Medicaid business and less commercial business)*

"Large teaching academic systems around the higher end. Standalone community hospitals are on the lower end" -**National Payer**

High negotiating Leverage ← Integrated aSAH Mega Center — Community Hospital → Low negotiating Leverage

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       EG-1964 for cSDH    26  EG-1964 is a polymer-based therapeutic containing aprotinin for the management of cSDH as a prophylactic treatment to prevent recurrent bleeding  If approved, we believe EG-1964 could address a significant unmet medical need and become the standard of care for treatment of cSDH in patients  (2)  Aprotinin: pancreatic trypsin inhibitor     FDA approved in 1993 to prevent rebleeding following cardiac bypass surgery  Mechanism of action potentially effective in reducing the incidence of rebleeding in cSDH patients

Chronic Subdural Hematoma (cSDH) Overview

cSDH is a liquefied hematoma that has accumulated on the surface of the brain in an area referred to as the subdural space



Subdural Hematoma Continuum
1 Initial Trauma
Small Subdural Hematoma - Asymptomatic
2 Chronic SDH
Ongoing leakage - Symptomatic
3 Drainage of Chronic SDH
Jackson Pratt Drain
4 Recurrence of Chronic SDH
Recurrent Bleeding - Symptomatic

- Brain shrinks inside the skull as we age
- Even minor head trauma can cause blood to leak into the subdural space
  - Most common in patients aged 60+
- Over time, the subdural hematoma expands by recurrent bleeding
  - **Initial treatment**: Surgical intervention during which small holes are drilled in the skull to drain hematoma
  - **Rebleeding**: Occurs in 3% to 33% of cSDH patients and requires a repeat neurosurgical intervention

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January 2018  (Nasdaq: EDGE)  ®